                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        September 8, 2003
                                                 -------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                      0-22760                   48-1099142
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

15301 West 109th Street, Lenexa, Kansas                             66219
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (913)-647-0158
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7.        Financial Statements and Exhibits.

        Exhibit No.     Description of Exhibit
        -----------     ----------------------

        99.1            Press Release dated September 8, 2003.

Item 12.        Results of Operations and Financial Condition.

On September 8, 2003, Elecsys Corporation issued a press release announcing its financial results for the first quarter ending July 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 8, 2003      ELECSYS CORPORATION

                                             /s/ Todd A. Daniels
                                       -----------------------------------------
                                       By:  Todd A. Daniels,
                                            Vice President and Chief Financial
                                            Officer